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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glimcher Realty Trust, a Maryland Real Estate Investment Trust (the "Company"), does hereby certify, to such officer's knowledge, that:

         The quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 9, 2003                                 /s/ Herbert Glimcher
     -------------------------------                 --------------------
                                                     Herbert Glimcher
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Date:    May 9, 2003                                 /s/ Melinda A. Janik
     -------------------------------                 --------------------
                                                     Melinda A. Janik
                                                     Senior Vice President and
                                                     Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as separate disclosure document.